UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2016

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-34465 001-31441	20-1764048 23-2872718
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4714 Gettysburg Road, P.O. Box 2034

Mechanicsburg, PA 17055

(Address of principal executive offices) (Zip Code)

(717) 972-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

Purchase Agreement

On March 31, 2016, Select Medical Holdings Corporation (“Select Medical”) announced that it had entered into a Stock Purchase Agreement, dated as of March 31, 2016 (the “Purchase Agreement”), with Encore GC Acquisition, LLC, a Delaware limited liability company (“Buyer”), Select Medical Corporation, a Delaware corporation (“Select”), Select Medical of New York, Inc., a Delaware corporation (“Select NY” and together with Select, the “Sellers”), Select Medical Rehabilitation Services, Inc., a Delaware corporation (“SMRS”), and Metro Therapy, Inc., a New York corporation (“Metro Therapy,” and together with SMRS, the “Companies”).

Pursuant to the terms of the Purchase Agreement, Buyer acquired the Companies, which operated Select’s contract therapy business, on March 31, 2016 for $65.0 million in cash, subject to certain adjustments in accordance with the terms set forth in the Purchase Agreement.  The Purchase Agreement also provides for an earn-out of up to an aggregate of $7.5 million payable to Select based on the contract therapy business meeting certain revenue thresholds from 2016 to 2018.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.  A copy of the Purchase Agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the period ended March 31, 2016.

Item 7.01      Regulation FD Disclosure

On March 31, 2016, Select Medical issued a press release announcing the sale of the contract therapy business.  A copy of the press release is attached to this report as Exhibit 99.1.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Select Medical Holdings Corporation Press Release dated March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

SELECT MEDICAL HOLDINGS CORPORATION
SELECT MEDICAL CORPORATION

Date: April 1, 2016	By:	/s/ Michael E. Tarvin
Michael E. Tarvin
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Select Medical Holdings Corporation Press Release dated March 31, 2016.